Management's Use of Accounting Judgments, Estimates and Assumptions	12 Months Ended
Dec. 31, 2021
Managements Use Of Accounting Judgments Estimates And Assumptions [Abstract]
Management’s Use of Accounting Judgments, Estimates and Assumptions
3.	Management’s Use of Accounting Judgments, Estimates and Assumptions

The preparation of our consolidated financial statements in conformity with IFRS requires us to make judgments, estimates and assumptions that affect the reported amounts of our revenues, expenses, assets and liabilities and disclosure of contingent liabilities at the end of each reporting period.  The uncertainties inherent in these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the assets or liabilities affected in the future years.

Judgments and estimates are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

Judgments, key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next reporting period are consistent with those applied in the most recent annual financial statements.  Selected critical judgments and estimates applied in the preparation of the consolidated financial statements are discussed below:

Judgments

In the process of applying our accounting policies, management has made judgments, apart from those involving estimations which have the most significant effect on the amounts recognized in our consolidated financial statements.

Revenue Recognition

Identifying performance obligations

We identify performance obligations by considering whether the promised goods or services in the contract are distinct goods or services.  A good or service is distinct when the customer can benefit from the good or service on its own or together with other resources that are readily available to the customer and our promise to transfer the good or service to the customer is separately identifiable from the other promises in the contract.

Revenues earned from multiple element arrangements offered by our fixed line and wireless businesses are split into separately identifiable performance obligations based on their relative stand-alone selling price in order to reflect the substance of the transaction.  The transaction price represents the best evidence of stand-alone selling price for the services we offer since this is the observable price we charge if our services are sold separately.  We account for customer contracts in accordance with IFRS 15 and have concluded that the service (telecommunication service) and non-service components (handset or equipment) may be accounted for as separate performance obligations.  The handset or equipment is delivered first, followed by the telecommunication service (which is provided over the contract/lock-in period of generally two years).  Revenue attributable to the separate performance obligations are based on the allocation of the transaction price relative to the stand-alone selling price.

Installation fees for voice and data services that are not custom built for the subscribers are considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period since the subscriber cannot benefit from the installation services on its own or together with other resources that are readily available to the subscriber.  On the other hand, installation fees of data services that are custom built for the subscribers are considered as a separate performance obligation and is recognized upon completion of the installation services. Activation fees for both voice and data services are also considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period.

Principal versus agent consideration

We enter into contracts with our customers involving multiple deliverable arrangements.  We determined that we control the goods before they are transferred to customers, and we have the ability to direct the use of the inventory.  The following factors indicate that we control the goods before they are being transferred to customers.

•	We are primarily responsible for fulfilling the promise to provide the specified equipment;
•	We bear inventory risk on our inventory before it has been transferred to the customer;
•

We have discretion in establishing the prices for the other party’s goods or services and, therefore, the benefit that we can receive from those goods or services is not limited.  It is incumbent upon us to establish the price of our services to be offered to our subscribers; and

•	Our consideration in these contracts is the entire consideration billed to the service provider.

Based on the foregoing, we are considered the principal in our contracts with other service providers except for certain VAS arrangements.  We have the primary obligation to provide the services to the subscriber.

Timing of revenue recognition

We recognize revenues from contracts with customers over time or at a point in time depending on our evaluation of when the customer obtains control of the promised goods or services and based on the extent of progress towards completion of the performance obligation.  For the telecommunication service which is provided over the contract period of two or more years, revenue is recognized monthly as we provide the service because control is transferred over time.  For the device which is sold at the inception of the contract, revenue is recognized at the time of delivery because control is transferred at a point in time.

Identifying methods for measuring progress of revenue recognized over time

We determine the appropriate method of measuring progress which is either through the use of input or output methods.  Input method recognizes revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation while output method recognizes revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date.

Revenue from telecommunication services is recognized through the use of input method wherein recognition is over time based on the customer subscription period since the customer simultaneously receives and consumes the benefits as the seller renders the services.

Significant financing component

We concluded that the handset component included in contracts with customers has a significant financing component considering the period between the time of the transfer of control over the handset and the customer’s payment of the price of the handset, which is more than one year.

In determining the interest to be applied to the amount of consideration, we concluded that the interest rate is the market interest rate adjusted with credit spread to reflect the customer credit risk that is commensurate with the rate that would be reflected in a separate financing transaction between us and our customer at contract inception.

Estimation of stand-alone selling price

We assessed that the service and non-service components represent separate performance obligations and thus, the amount of revenues should be recognized based on the allocation of the transaction price to the different performance obligations based on their stand-alone selling prices.  The stand-alone selling price is the price at which we sell the good or service separately to a customer.  However, if goods or services are not currently offered separately, we use the adjusted market or cost-plus margin method to determine the stand-alone selling price to be used in the revenue allocation.

In terms of allocation of transaction price between performance obligations, we assessed that allocating the transaction price using the stand-alone selling prices of the services and handset will result in more revenue allocated to non-service component.  The stand-alone selling price is based on the price in which we regularly sell the non-service and service component in a separate transaction.

Financial Instruments

Evaluation of business models in managing financial instruments

We determine our business model at the level that best reflects how we manage groups of financial assets to achieve our business objective.  Our business model is not assessed on an instrument-by-instrument basis, but a higher level of aggregated portfolios and is based on observable factors such as:

a.	How the performance of the business model and the financial assets held within that business model are evaluated and reported to the entity’s key management personnel;

b.	The risks that affect the performance of the business model (and the financial assets held within that business model) and, in particular, the way those risks are managed; and
c.	The expected frequency, value and timing of sales are also important aspects of our assessment.

The business model assessment is based on reasonably expected scenarios without taking ‘worst case’ or ‘stress case’ scenarios into account.  If cash flows after initial recognition are realized in a way that is different from our original expectations, we do not change the classification of the remaining financial assets held in that business model, but incorporates such information when assessing newly originated or newly purchased financial assets going forward.

We have determined that for cash and cash equivalents, short-term investments, investment in debt securities and other long-term investments, and trade and other receivables, the business model is to collect the contractual cash flows until maturity.  For receivables from MPIC, we have determined that its business model is to both collect contractual cash flows and sale of financial assets.

IFRS 9, however, emphasizes that if more than an infrequent number of sales are made out of a portfolio of financial assets carried at amortized cost, we should assess whether and how such sales are consistent with the objective of collecting contractual cash flows.

Definition of default and credit-impaired financial assets

We define a financial instrument as in default, which is fully aligned with the definition of credit-impaired, when it meets one or more of the following criteria:

•	Quantitative criteria

For trade receivables and all other financial assets subject to impairment, default occurs when the receivable becomes 90 days past due, except for trade receivables from Corporate subscribers, which are determined to be in default when the receivables become 120 days past due.

•	Qualitative criteria

The counterparty meets unlikeliness to pay criteria, which indicates the counterparty is in significant financial difficulty.  These are instances where:

a.	The counterparty is experiencing financial difficulty or is insolvent;
b.	The counterparty is in breach of financial covenant(s);
c.	An active market for that financial assets has disappeared because of financial difficulties;
d.	Concessions have been granted by us, for economic or contractual reasons relating to the counterparty’s financial difficulty;
e.	It is becoming probable that the counterparty will enter bankruptcy or other financial reorganization; and
f.	Financial assets are purchased or originated at a deep discount that reflects the incurred credit losses.

The criteria above have been applied to all financial instruments, except FVPL, held by us and are consistent with the definition of default used for internal credit risk management purposes.  The default definition has been applied consistently to the ECL models throughout our expected loss calculation.

Significant increase in credit risk

At each reporting date, we assess whether there has been a significant increase in credit risk for financial assets since initial recognition by comparing the risk of default occurring over the expected life between the reporting date and the date of initial recognition.  We consider reasonable and supportable information that is relevant and available without undue cost or effort for this purpose.  This includes quantitative and qualitative information and forward-looking analysis.

An exposure will migrate through the ECL stages as asset quality deteriorates.  If, in a subsequent period, asset quality improves and also reverses any previously assessed significant increase in credit risk since origination, then the loss allowance measurement reverts from lifetime ECL to 12-month ECL.

Using our judgment and, where possible, relevant historical experience, we may determine that an exposure has undergone a significant increase in credit risk based on particular qualitative indicators that we consider are indicative of such and whose effect may not otherwise be fully reflected in its quantitative analysis on a timely basis.

As a backstop, we consider that a significant increase in credit risk occurs no later than when an asset is more than 30 days past due.  Days past due are determined by counting the number of days since the earliest elapsed due date in respect of which full payment has not been received.  Due dates are determined without considering any grace period that might be available to the counterparty.

Exposures that have not deteriorated significantly since origination, or where the deterioration remains within our investment grade criteria, or which are less than 30 days past due, are considered to have a low credit risk.  The provision for credit losses for these financial assets is based on a 12-month ECL.  The low credit risk exemption has been applied on debt investments that meet the investment grade criteria of the PLDT Group.

Determination of functional currency

The functional currencies of the entities under the PLDT Group are the currency of the primary economic environment in which each entity operates.  It is the currency that mainly influences the revenue from and cost of rendering products and services.

The presentation currency of the PLDT Group is the Philippine Peso.  Based on the economic substance of the underlying circumstances relevant to the PLDT Group, the functional currency of all entities under PLDT Group is the Philippine Peso, except for (a) FECL Group, PLDT Global and certain of its subsidiaries, PGNL and certain of its subsidiaries, Chikka and certain of its subsidiaries and PGIC, which uses the U.S. Dollar;
(b) iCommerce, CPL and AGSPL, which uses the Singaporean Dollar; (c) AGS Indonesia, which uses the Indonesian Rupiah; and (d) PLDT Malaysia Sdn Bhd, which uses the Malaysian Ringgit.

Determining the lease term of contracts with renewal and termination options – Company as a Lessee

Upon adoption of IFRS 16, we applied a single recognition and measurement approach for all leases, except for short-term leases and leases of ‘low-value’ assets.  See Section Leases for the accounting policy.

We determine the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised.

We, as the lessee, have the option, under some of our lease agreements to lease the assets for additional terms.  We apply judgment in evaluating whether it is reasonably certain to exercise the option to renew. That is, we consider all relevant factors that create an economic incentive for us to exercise the renewal. After the commencement date, we reassess the lease term if there is a significant event or change in circumstances that is within our control and affects our ability to exercise or not to exercise the option to renew or to terminate (e.g., a change in business strategy).

We included the renewal period as part of the lease term for leases such as poles and leased circuits due to the significance of these assets to our operations.  These leases have a non-cancellable period (i.e., one to 30 years) and there will be a significant negative effect on our provision of services if a replacement is not readily available.  Furthermore, the periods covered by termination options are included as part of these lease term only when they are reasonably certain not to be exercised.

See Note 10 – Leases for information on potential future payments relating to periods following the exercise date of extension and termination options that are not included in the lease term.

Total depreciation of ROU assets amounted to Php5,388 million, Php4,940 million and Php4,393 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Total lease liabilities amounted to Php21,686 million and Php20,025 million as at December 31, 2021 and 2020, respectively.  See Note 10 – Leases and Note 28 – Financial Assets and Liabilities.

Accounting for investment in Multisys Technologies Corporation, or Multisys

On December 3, 2018, PGIH completed the closing of its investment in Multisys.  Out of the Php550 million total consideration for the acquisition of existing shares, PGIH paid Php523 million to the owners of Multisys.  On June 3, 2019, the balance of the acquisition consideration amounting to Php27 million was fully paid.  Further, PGIH invested Php800 million into Multisys as a deposit for future stock subscription pending the approval by the Philippine SEC of the capital increase of Multisys.  On February 1, 2019, the Philippine SEC approved the capital increase of Multisys.

Based on our judgment, at the PLDT Group level, PGIH’s investment in Multisys gives PGIH a joint control in Multisys and thus is accounted for as investment in joint venture using the equity method of accounting in accordance with IAS 28, Investments in Associates and Joint Ventures.  See Note 11 – Investment in Associates and Joint Ventures – Investment in Joint Ventures – Investment of PGIH in Multisys.

Accounting for investments in MediaQuest Holdings, Inc., or MediaQuest, through Philippine Depositary Receipts, or PDRs

ePLDT made various investments in PDRs issued by MediaQuest in relation to its direct interest in Satventures, Inc., or Satventures, and indirect interest in Cignal TV, Inc., or Cignal TV.

Based on our judgment, at the PLDT Group level, ePLDT’s investments in PDRs gives ePLDT a significant influence over Satventures and Cignal TV as evidenced by provision of essential technical information and material transactions among PLDT, Smart, Satventures and Cignal TV, and thus are accounted for as investments in associates using the equity method.

See related discussion on Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of ePLDT in MediaQuest PDRs.

Assessment of loss of control over VIH

The Company assesses the consequences of changes in the ownership interest in a subsidiary that may result in a loss of control as well as the consequence of losing control of a subsidiary during the reporting period.  Whether or not the Company retains control over the subsidiary depends on an evaluation of a number of factors that indicate if there are changes to one or more of the three elements of control.  When the Company has less than majority of the voting rights or similar rights to an investee, the Company considers all relevant facts and circumstances in assessing whether it has power over an investee, including, among others, representation on its board of directors, voting rights, and other rights of other investors, including their participation in significant decisions made in the ordinary course of business.

As a result of the subscriptions of the new investors in VIH, PCEV’s ownership interest was diluted to 48.74% and retained only two out of the five Board of Director seats in the investee.  Consequently, as at November 28, 2018, PCEV lost its control over VIH and accounted for its remaining interest as investment in associate.

As at December 31, 2021 and 2020, the Company holds 38.45% and 43.97% interest over VIH. PCEV will continue to account for its remaining interest as investment in associate.

See Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of PCEV in VIH.

Accounting for investment of PCEV in Maya Bank, Inc., or Maya Bank

The shareholders’ agreement of the Bank Holdcos requires affirmative vote of at least one director nominated by both PCEV and VIH to direct the relevant activities of the Bank HoldCos. The Bank HoldCos were incorporated for the sole purpose of holding shares or equity investments in Maya Bank.  Because of the contractual arrangement between the parties, the investments in the Bank HoldCos are accounted as joint venture.

See Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of PCEV in Maya Bank.

Accounting for investments in Vega Telecom Inc., or VTI, Bow Arken Holdings Company, or Bow Arken, and Brightshare Holdings, Inc., or Brightshare

On May 30, 2016, PLDT acquired a 50% equity interest in each of VTI, Bow Arken and Brightshare.  See related discussion on Note 11 – Investments in Associates and Joint Ventures – Investments in Joint Ventures.  Based on the Memorandum of Agreement, PLDT and Globe Telecom, Inc., or Globe, each have the right to appoint half the members of the Board of Directors of each of VTI, Bow Arken and Brightshare, as well as the (i) co-Chairman of the Board; (ii) co-Chief Executive Officer and President; and (iii) co-Controller where any matter requiring their approval shall be deemed passed or approved if the consents of both co-officers holding the same position are obtained.  All decisions of each Board of Directors may only be approved if at least one director nominated by each of PLDT and Globe votes in favor of it.

Based on these rights, PLDT and Globe have joint control over VTI, Bow Arken and Brightshare, which is defined in IFRS 11, Joint Arrangements, as a contractually agreed sharing of control of an arrangement and exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.  Consequently, PLDT and Globe classified the joint arrangement as a joint venture in accordance with IFRS 11 given that PLDT and Globe each have the right to 50% of the net assets of VTI, Bow Arken and Brightshare and their respective subsidiaries.

Accordingly, PLDT accounted for the investment in VTI, Bow Arken and Brightshare using the equity method of accounting in accordance with IAS 28.  Under the equity method of accounting, the investment is initially recognized at cost and adjusted thereafter for the post-acquisition change in the investor’s share of the investee’s net assets.  See Note 11 – Investment in Associates and Joint Ventures – Investment in Joint Ventures – Investments of PLDT in VTI, Bow Arken and Brightshare.

Accounting for investment in Beacon Electric Asset Holdings, Inc., or Beacon, under equity method

IAS 28 provides that where an entity holds 20% or more of the voting power (directly or through subsidiaries) of an investee, it will be presumed that the investor has significant influence, unless it can be clearly demonstrated that this is not the case.  If the ownership interest is less than 20%, the entity will be presumed not to have significant influence unless such influence can be clearly demonstrated.

PCEV entered into Share Purchase Agreement with MPIC on May 30, 2016 and June 13, 2017, to sell its equity interest in Beacon for a total consideration of Php26,200 million and Php21,800 million, respectively.  Upon closing of these sale transactions, MPIC settled portion of the considerations and the balances are being paid in annual installments until June 2021.  Prior to the final settlement, the unpaid balance from MPIC was measured at fair value using discounted cash flow valuation method and interest income were accreted over the term of the receivable.

MPIC agreed that for as long as: (a) PCEV owns at least 20% of the outstanding capital stock of Beacon; or
(b) the purchase price has not been fully paid by MPIC, PCEV shall retain the right to vote 50% of the outstanding capital stock of Beacon.  After the full payment has been settled in June 2021, PCEV ceased to hold significant influence over Beacon.  See Note 11 – Investments in Associates and Joint Ventures – Investments in Joint Ventures – Investment of PCEV in Beacon.

Material partly-owned subsidiaries

Our consolidated financial statements include additional information about subsidiaries that have non-controlling interest, or NCI, that are material to us, see Note 6 – Components of Other Comprehensive Loss.  We determined material partly-owned subsidiaries as those with balance of NCI greater than 5% of the total equity as at December 31, 2021 and 2020.

Material associates and joint ventures

Our consolidated financial statements include additional information about associates and joint ventures that are material to us.  See Note 11 – Investments in Associates and Joint Ventures.  We determined material associates and joint ventures are those investees where our carrying amount of investments is greater than 5% of the total investments in associates and joint ventures as at December 31, 2021 and 2020.

Determining Taxable Profit, Tax Bases, Unused Tax Losses, Unused Tax Credits and Tax Rates

We assess whether we have any uncertain tax position and applies significant judgment in identifying uncertainties over our income tax treatments.  We determined based on our assessment that it is probable that our income tax treatments (including those for the subsidiaries) will be accepted by the taxation authorities.

Corporate Recovery and Tax Incentives for Enterprises, or CREATE, Act

On March 26, 2021, President Rodrigo Duterte signed into law Republic Act No. 11534, or the CREATE Act, which introduced reforms to the corporate income tax and incentives systems.  It took effect 15 days after its complete publication in the Official Gazette or in a newspaper of general circulation, or on April 11, 2021.

The CREATE Act provides for the following reduction in corporate income tax rates, among others:

•	Lower corporate income tax from 30% to 25%, retroactive to July 1, 2020, for both domestic and foreign corporations;

•

Lower corporate income tax of 20% for small and medium domestic corporations (with net taxable income of Php5 million and below, and with total assets of not more than Php100 million excluding land); and

•	Lower MCIT from 2% to 1% effective July 1, 2020 until June 30, 2023.

The CREATE Act was not considered substantially enacted as at December 31, 2020 and its passage into law on March 26, 2021 is considered as a non-adjusting subsequent event for 2020.  Accordingly, current and deferred taxes as at and for the year ended December 31, 2020 were computed and measured using the applicable tax rates as at December 31, 2020 (i.e. 30% RCIT / 2% MCIT) for financial reporting purposes.

Under the CREATE Act, the lower regular corporate income tax rate of 25% applies retroactively to July 1, 2020.

•

Based on the provisions of BIR Revenue Regulations (RR) No. 05-2021 dated April 8, 2021, the applicable statutory tax rate for the calendar year ended December 31, 2020 is 27.5%.  This resulted in a reduction of provision for current income tax amounting to Php485 million, which was reflected as an adjustment in the 2020 Annual Income Tax Returns; and

•

Deferred income tax assets and liabilities as at December 31, 2021 are remeasured using the applicable statutory tax rate of 25% under the CREATE Act.  This resulted in lower net deferred income tax assets and liabilities as at December 31, 2021 of Php3,125 million and additional provision for deferred income tax of Php579 million.

The above adjustments in income tax provision were recognized in the first quarter of 2021.  Meanwhile, the tax rates provided for under the CREATE Act were used for the year ended December 31, 2021.

Estimates and Assumptions

The key estimates and assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities recognized in our consolidated financial statements within the next financial year are discussed below.  We based our estimates and assumptions on parameters available when our consolidated financial statements were prepared.  Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond our control.  Such changes are reflected in the assumptions when they occur.

Leases – Estimating the incremental borrowing rate, or IBR

In calculating the present value of lease payments, we use the IBR at the lease commencement date if the interest rate implicit in the lease is not readily determinable.  IBR is the rate of interest that a lessee would have to pay to borrow over a similar term, similar security, the funds necessary to obtain an asset of a similar value to the ROU asset in a similar economic environment.

We use benchmark rates from partner banks based on the tenor of our loan borrowings plus a spread adjustment based on our credit worthiness.

Our lease liabilities amounted to Php21,686 million and Php20,025 million as at December 31, 2021 and 2020, respectively.  See Note 10 – Leases.

Loss of control over VIH – Fair value measurement of interest retained

A deemed disposal occurs where the proportionate interest of PLDT in a subsidiary is reduced other than by an actual disposal, for example, by the issuance of shares to a third-party investor by the subsidiary.  When PLDT no longer has control, the remaining interest is measured at fair value as at the date the control was lost.  In determining the fair value of PLDT’s retained interest in VIH, we take into account recent transactions and all the facts and circumstances surrounding the transactions such as timing, transaction size, transaction frequency, and motivations of the investors.  We carefully assess the accounting implications of the stipulation in the shareholders’ agreements and consider whether such a transaction has been made at arm’s length.  See Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of PCEV in VIH.

Impairment of non-financial assets

IFRS requires that an impairment review be performed when certain impairment indicators are present.  In the case of goodwill and intangible assets with indefinite useful life, at a minimum, such assets are subject to an impairment test annually and whenever there is an indication that such assets may be impaired.  This requires an estimation of the VIU of the CGUs to which these assets are allocated.  The VIU calculation requires us to make an estimate of the expected future cash flows from the CGU and to choose a suitable discount rate in order to calculate the present value of those cash flows.  See Note 15 – Goodwill and Intangible Assets – Impairment Testing of Goodwill for the key assumptions used to determine the VIU of the relevant CGUs.

Determining the recoverable amount of property and equipment, ROU assets, investments in associates and joint ventures, goodwill and intangible assets, prepayments and other noncurrent assets, requires us to make estimates and assumptions in the determination of future cash flows expected to be generated from the continued use and ultimate disposition of such assets.  Future events could cause us to conclude that property and equipment, ROU assets, investments in associates and joint ventures, intangible assets and other noncurrent assets associated with an acquired business are impaired.  Any resulting impairment loss could have a material adverse impact on our financial position and financial performance.

The preparation of estimated future cash flows involves significant estimations and assumptions of future market conditions.  While we believe that our assumptions are appropriate and reasonable, significant changes in our assumptions may materially affect our assessment of recoverable values and may lead to future impairment charges under IFRS.

See Note 4 – Operating Segment Information, Note 5 – Income and Expenses – Asset Impairment, and Note 9 – Property and Equipment.

The carrying values of our property and equipment, ROU assets, investments in associates and joint ventures, investment properties, goodwill and intangible assets, and prepayments are separately disclosed in Note 9 – Property and Equipment, Note 10 – Leases, Note 11 – Investments in Associates and Joint Ventures, Note 14 – Investment Properties, Note 15 – Goodwill and Intangible Assets and Note 19 – Prepayments, respectively.

Estimating useful lives of property and equipment

We estimate the useful lives of each item of our property and equipment based on the periods over which our assets are expected to be available for use.  Our estimation of the useful lives of our property and equipment is also based on our collective assessment of industry practice, internal technical evaluation and experience with similar assets.  The estimated useful lives of each assets are reviewed every year-end and updated if expectations differ from previous estimates due to physical wear and tear, technical or commercial obsolescence and legal or other limitations on the use of our assets.  It is possible, however, that future results of operations could be materially affected by changes in our estimates brought about by changes in the factors mentioned above.  The amounts and timing of recorded expenses for any period would be affected by changes in these factors and circumstances.  A reduction in the estimated useful lives of our property and equipment would increase our recorded depreciation and decrease the carrying amount of our property and equipment.

In 2019, Smart shortened its estimated useful lives of certain network, technology and other equipment, the most significant of which are the 2G technology-related equipment in preparation for the shutdown of said technology.  The shutdown is part of our strategy to address increasing demand for data and data centric applications by moving to faster speed LTE and 5G technologies.  As a result, Smart recognized additional depreciation expense of Php1,397 million in 2021, Php1,458 million in 2020 and Php1,508 million in 2019.  Smart expects additional depreciation expense arising from the acceleration of the estimated useful lives of the affected equipment amounting to Php46 million in each of the years 2022 and 2023.

In 2019, PLDT increased its estimated useful life of certain information origination and termination equipment and central office equipment due to technology advancement allowing longer economic life of the subscriber equipment.  As a result, PLDT recognized a decrease in depreciation amounting to Php1,719 million for the year ended December 31, 2019.

In 2020, Smart shortened its estimated useful lives of certain network, technology and other equipment, the most significant of which are the 3G technology-related equipment in preparation for the shutdown of said technology.  The shutdown is the next phase of our strategy to migrate to faster speed LTE and 5G technologies.  Smart also shortened the estimated useful lives of certain network equipment as a result of transformation and cost reengineering initiatives.  As a result, Smart recognized additional depreciation expense of Php1,406 million and Php3,035 million in 2021 and 2020, respectively.  Smart expects additional depreciation arising from the acceleration of estimated useful lives of the technology equipment amounting to Php1,110 million in each of the years from 2022 to 2024.

In 2020, PLDT shortened its estimated useful lives of certain network equipment resulting from the Asymmetric Digital Subscriber Line migration projects from copper to fiber-to-the home to improve better quality of service for its existing broadband subscribers and address the growing demand for higher internet speed brought about by work from home and online classes.  As a result, PLDT recognized additional depreciation expense of Php1,028 million in 2020.

In 2021, Smart accelerated the depreciation of certain equipment as a result of its Technology Group initiatives such as IT and Tech refresh programs, core modernization and support replacements.  Additional depreciation expense recognized from these equipment amounted to Php1,138 million in 2021 and no additional depreciation expense is expected in subsequent periods.

The total depreciation and amortization of property and equipment amounted to Php46,781 million, Php42,540 million and Php35,263 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Total carrying values of property and equipment, net of accumulated depreciation and amortization, amounted to Php302,736 million and Php260,868 million as at December 31, 2021 and 2020, respectively.  See Note 4 – Operating Segment Information and Note 9 – Property and Equipment.

Estimating useful lives of intangible assets with finite lives

Intangible assets with finite lives are amortized over their expected useful lives using the straight-line method of amortization.  At a minimum, the amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least at each financial year-end.  Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.  The amortization expense on intangible assets with finite lives is recognized in our consolidated income statements.

In October 2020, we implemented the rebranding of Sun Prepaid into Smart Prepaid.  As a result, the “Sun Cellular” trademark of DMPI which had been previously projected to be of continued use and accordingly estimated to have an indefinite life was subsequently treated as having a finite life and was amortized over a period of 12 months starting August 2020.  See Note 2 – Summary of Significant Accounting Policies – Sun Prepaid Rebranding to Smart Prepaid and Note 15 – Goodwill and Intangible Assets – Amortization of Sun Cellular Trademark.

The total amortization of intangible assets with finite lives amounted to Php2,822 million, Php2,496 million and Php758 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Total carrying values of intangible assets with finite lives amounted to Php1,156 million and Php3,950 million as at December 31, 2021 and 2020, respectively.  See Note 4 – Operating Segment Information, Note 5 – Income and Expenses – Selling, General and Administrative Expenses and Note 15 – Goodwill and Intangible Assets.

Recognition of deferred income tax assets

We review the carrying amounts of deferred income tax assets at the end of each reporting period and reduce these to the extent that these are no longer probable that sufficient taxable income will be available to allow all or part of the deferred income tax assets to be utilized.  Our assessment on the recognition of deferred income tax assets on deductible temporary differences is based on the level and timing of forecasted taxable income of the subsequent reporting periods.  This forecast is based on our past results and future expectations on revenues and expenses as well as future tax planning strategies.  Based on this, management expects that we will generate sufficient taxable income to allow all or part of our deferred income tax assets to be utilized.

Based on the above assessment, our consolidated unrecognized deferred income tax assets amounted to Php901 million and Php1,940 million as at December 31, 2021 and 2020, respectively.  Total consolidated provision from deferred income tax amounted to Php2,348 million, Php3,989 million and Php6,267 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Total consolidated recognized net deferred income tax assets amounted to Php13,385 million and Php19,556 million as at December 31, 2021 and 2020, respectively.  See Note 4 – Operating Segment Information and Note 7 – Income Taxes.

Estimating allowance for ECLs

a.	Measurement of ECLs

ECLs are derived from unbiased and probability-weighted estimates of expected loss, and are measured as follows:

•

Financial assets that are not credit-impaired at the reporting date: as the present value of all cash shortfalls over the expected life of the financial asset discounted by the EIR.  The cash shortfall is the difference between the cash flows due to us in accordance with the contract and the cash flows that we expect to receive; and

•	Financial assets that are credit-impaired at the reporting date: as the difference between the gross carrying amount and the present value of estimated future cash flows discounted by the EIR.

We leverage existing risk management indicators (e.g. internal credit risk classification and restructuring triggers), credit risk rating changes and reasonable and supportable information which allow us to identify whether the credit risk of financial assets has significantly increased.

b.	Inputs, assumptions and estimation techniques
•	General approach for cash in bank, short-term investments, debt securities, financial assets at FVOCI and advances and other noncurrent assets

The ECL is measured on either a 12-month or lifetime basis depending on whether a significant increase in credit risk has occurred since initial recognition.  We consider the probability of our counterparty to default its obligation and the expected loss at default after considering the effects of collateral, any potential value when realized and time value of money.  We consider the impact of the COVID-19 pandemic on the operations and financial standing of the counterparties during our assessment on significant increase in credit risk.  Based on our assessment, there is no significant increase in credit risk and the ECL for these financial assets under general approach are measured on a 12-month basis.

The assumptions underlying the ECL calculation are monitored and reviewed on a quarterly basis.

•	Simplified approach for trade and other receivables and contract assets

The simplified approach does not require the tracking of changes in credit risk, but instead requires the recognition of lifetime ECL.  For trade receivables and contract assets, we use the simplified approach for calculating ECL.  We have considered similarities in underlying credit risk characteristics and behavior in determining the groupings of various customer segments.

We used historically observed default rates and adjusted these historical credit loss experience with forward-looking information.  At every reporting date, the historical default rates are updated and changes in the forward-looking estimates are analyzed.

There have been no significant changes in the estimation techniques used for calculating ECL on trade and other receivables and contract assets.

•	Incorporation of forward-looking information

We incorporated forward-looking information into both our assessment of whether the credit risk of an instrument has increased significantly since its initial recognition and our measurement of ECL.

To do this, management considered a range of relevant forward-looking macro-economic assumptions and probability weights for the determination of unbiased general industry adjustments and any related specific industry adjustments that support the calculation of ECLs.

The macro-economic factors are aligned with information used by us for other purposes such as strategic planning and budgeting.

The probability weights used in the calculation of ECLs cover a range of possible outcomes and consider the severity of the impact of COVID-19 and the expected timing/duration of the recovery from the pandemic.

We have identified and documented key drivers of credit risk and credit losses of each portfolio of financial instruments and, using an analysis of historical data, has estimated relationships between macro-economic variables and credit risk and credit losses.

Predicted relationship between the key indicators and default and loss rates on various portfolios of financial assets have been developed based on analyzing historical data over the past three to eight years.  The methodologies and assumptions including any forecasts of future economic conditions are reviewed regularly.

We have not identified any uncertain event that it has assessed to be relevant to the risk of default occurring but where we are not able to estimate the impact on ECL due to lack of reasonable and supportable information.

Total provision for expected credit losses for trade and other receivables amounted to Php3,737 million, Php6,446 million and Php4,071 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Trade and other receivables, net of allowance for expected credit losses, amounted to Php21,790 million and Php22,053 million as at December 31, 2021 and 2020, respectively.  See Note 5 – Income and Expenses and Note 17 – Trade and Other Receivables.

Total impairment losses for contract assets amounted to Php253 million, Php266 million and Php291 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Contract assets, net of allowance for expected credit losses, amounted to Php2,251 million and Php2,467 million as at December 31, 2021 and 2020, respectively.  See Note 5 – Income and Expenses – Contract Balances.

•	Grouping of instruments for losses measured on collective basis

A broad range of forward-looking information were considered as economic inputs such as the gross domestic product, or GDP, inflation rate, unemployment rates, export rates, G20 GDP and G20 inflation rates.  For expected credit loss provisions modelled on a collective basis, grouping of exposures is performed on the basis of shared risk characteristics, such that risk exposures within a group are homogeneous.  In performing this grouping, there must be sufficient information for the PLDT Group to be statistically acceptable.  Where sufficient information is not available internally, then we have considered benchmarking internal/external supplementary data to use for modelling purposes.  The characteristics and any supplementary data used to determine groupings are outlined below.

Trade receivables – Groupings for collective measurement

a.	Retail subscribers;
b.	Corporate subscribers;
c.	Foreign administrations and domestic carriers; and
d.	Dealers, agents and others

The following credit exposures are assessed individually:

•	All stage 3 assets, regardless of the class of financial assets; and
•	The cash and cash equivalents, investment in debt securities and financial assets at FVOCI, and other financial assets.

Estimating pension benefit costs and other employee benefits

The cost of defined benefit and present value of the pension obligation are determined using the projected unit credit method.  An actuarial valuation includes making various assumptions which consists, among other things, discount rates, rates of compensation increases and mortality rates.  Further, our accrued benefit cost is affected by the fair value of the plan assets.  Key assumptions used to estimate fair value of the unlisted equity investments included in the plan assets consist of revenue growth rate, direct costs, capital expenditures, discount rates and terminal growth rates.  See Note 26 – Pension and Other Employee Benefits.  Due to complexity of valuation, the underlying assumptions and its long-term nature, a defined benefit obligation is highly sensitive to changes in assumptions.  While we believe that our assumptions are reasonable and appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our cost for pension and other retirement obligations.  All assumptions are reviewed every year-end.

Net consolidated pension benefit costs amounted to Php2,213 million, Php2,218 million and Php1,018 million for the years ended December 31, 2021, 2020 and 2019, respectively.  The prepaid benefit costs amounted to Php1,018 million and Php1,021 million as at December 31, 2021 and 2020, respectively.  The accrued benefit costs amounted to Php7,760 million and Php13,342 million as at December 31, 2021 and 2020, respectively.  See Note 5 – Income and Expenses – Compensation and Employee Benefits, Note 19 – Prepayments and Note 26 – Pension and Other Employee Benefits.

Cycle 1 TIP

On September 26, 2017, the Board of Directors of PLDT approved the TIP which intends to provide incentive compensation to key officers, executives and other eligible participants who are consistent performers and contributors to the Company’s strategic and financial goals.  The incentive compensation will be in the form of Performance Shares, PLDT common shares of stock, which will be released in three annual grants on the condition, among others, that pre-determined consolidated core net income targets are successfully achieved over three annual performance periods from January 1, 2017 to December 31, 2019.  On September 26, 2017, the Board of Directors approved the acquisition of 860 thousand Performance Shares to be awarded under the TIP.  On March 7, 2018, the ECC of the Board approved the acquisition of additional 54 thousand shares, increasing the total Performance Shares to 914 thousand.  Metropolitan Bank and Trust Company, or Metrobank, through its Trust Banking Group, is the appointed Trustee of the trust established for purposes of the TIP.  The Trustee is designated to acquire the PLDT common shares in the open market through the facilities of the PSE and administer their distribution to the eligible participants subject to the terms and conditions of the TIP.

On December 11, 2018, the ECC, of the Board approved Management’s recommended modifications to the Plan, and partial equity and cash settled set-up was implemented for the 2019 TIP Grant.  The revised set-up includes a fixed number of shares that will be granted (“equity award”) and the estimated fair value of the difference between the number of shares granted in the original equity grant and the equity award will be paid in cash (“cash award”).  The fair value of the award is determined at each reporting date using the estimated fair value of the corresponding shares.

As at May 11, 2021, a total of 757 thousand PLDT common shares have been acquired by the Trustee, of which 239 thousand PLDT common shares have been released on March 12, 2020, April 7, 2020 and January 19, 2021 for the 2019 annual grant, and 302 thousand PLDT common shares have been released on March 28, 2019 for the 2018 annual grant, and 204 thousand shares on April 15, 2018 for the 2017 annual grant.  With the completion of the 2017 to 2019 annual grants, the remaining 12 thousand PLDT common shares have been transferred to the PLDT Beneficial Trust Fund on May 11, 2021.  The cash award for the 2019 annual grant that was paid on March 12, 2020 amounted to Php654 million.  The TIP is administered by the ECC of the Board.

Cycle 2 TIP

On August 7, 2020, the ECC approved the adjusted TIP that covers the years 2020 and 2021, and will be settled in cash.  The cash grant will be for the two years covered and payment will be in 2022.  The Cycle 2 TIP will be based on the achievement of the CCNI for the years 2020 and 2021.

This other long-term employee benefit liability is recognized and measured using the projected unit credit method and to be amortized on a straight-line basis over the vesting period.

The expense accrued for the TIP amounted to Php1,186 million, Php1,134 million and Php638 million for the years ended December 31, 2021, 2020 and 2019, respectively.  The accrued incentive payable, representing the cash settled set-up amounted to Php1,186 million and Php1,134 million as at December 31, 2021 and 2020, respectively.  See Note 5 – Income and Expenses – Compensation and Employee Benefits and Note 26 – Pension and Other Employee Benefits – Other Long-term Employee Benefits.

Provision for asset retirement obligations

Provision for asset retirement obligations are recognized in the period in which these are incurred if a reasonable estimate can be made.  This requires an estimation of the cost to restore or dismantle on a per square meter basis, depending on the location, and is based on the best estimate of the expenditure required to settle the obligation at the future restoration or dismantlement date, discounted using a pre-tax rate that reflects the current market assessment of the time value of money and, where appropriate, the risk specific to the liability.  Total provision for asset retirement obligations amounted to Php2,121 million and Php2,000 million as at December 31, 2021 and 2020, respectively.  See Note 22 – Deferred Credits and Other Noncurrent Liabilities.

Provision for legal contingencies and tax assessments

We are currently involved in various legal proceedings and tax assessments.  Our estimates of the probable costs for the resolution of these claims have been developed in consultation with our counsel handling the defense in these matters and are based upon our analysis of potential results.  We currently do not believe these proceedings could materially reduce our revenues and profitability.  It is possible, however, that future financial position and performance could be materially affected by changes in our estimates or effectiveness of our strategies relating to these proceedings and assessments.  See Note 27 – Provisions and Contingencies.

Based on management’s assessment, appropriate provisions were made; however, management has decided not to disclose further details of these provisions as they may prejudice our position in certain legal proceedings.

Determination of fair values of financial assets and financial liabilities

When the fair value of financial assets and financial liabilities recorded in our consolidated statements of financial position cannot be measured based on quoted prices in active markets, their fair value is measured using valuation techniques including the discounted cash flows model.  The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgment is required in establishing fair values.  The judgments include considerations of inputs such as liquidity risk, credit risk and volatility.  Changes in assumptions about these factors could affect the reported fair value of financial instruments.

Other than those whose carrying amounts are reasonable approximations of fair values, total fair values of noncurrent financial assets and noncurrent financial liabilities as at December 31, 2021 amounted to Php3,067 million and Php244,568 million, respectively, while the total fair values of noncurrent financial assets and noncurrent financial liabilities as at December 31, 2020 amounted to Php3,724 million and Php217,291 million, respectively.  See Note 28 – Financial Assets and Liabilities.